UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPRORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 1996


                            IMSCO Technologies, Inc.


         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


Delaware                          0-24520         04-3021770


- ----------------------            -------------   -----------------------------
(State or other jurisdiction      (Commission     (IRS Employer
of incorporation)                 File Number)    Identification No.)


              40 Bayfield Drive, North Andover, Massachusetts 01845

- --------------------------------------------------------------------------------

           (Address of principal executive offices)         (zip code)


                                 (508) 689-2080

                    ----------------------------------------
              (Registrant's telephone number, including area code)


                                   IMSCO, INC.

- --------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)












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2. CHANGE IN STATE OF INCORPORATION FROM MASSACHUSETTS TO DELAWARE

      The Company was reincorporated from Massachusetts to Delaware on July 12, 1996 (the "Reincorporation") in accordance with an Agreement and Plan of Merger dated July 9, 1996 and filed with the State of Delaware on July 12, 1996. the Reincorporation was approved by the Company's board of Directors and shareholders on July 9, 1996. The Reincorporation was accomplished by merging IMSCO, Inc., ("IMSCO"), a Massachusetts corporation into a wholly-owned Delaware subsidiary called IMSCO Technologies, Inc. ("IMSCO Technologies"). Each outstanding share of IMSCO's capital stock was exchanged for a corresponding share of capital stock of IMSCO Technologies. Upon the completion of the Reincorporation, IMSCO changed its name to IMSCO Technologies, Inc., a Delaware corporation. The Company's By-laws shall remain the same.

ITEM 7.  FINANCING STATEMENTS AND EXHIBITS

(a) No financial statements are requiored to be filed with this Form 8-K because the capital structure and the balance sheet of the Company immediately after the Reincorporation was the same as its predecessor.

(b)   No pro forma financial information is required to be filed with this Form
8-K.

(c)   Exhibits.

      -----------
      Exhibit Number                              Description
      --------------                              -----------
      2.1                                         Certificate of Agreement of
                                                  Merger of IMSCO, Inc., a
                                                  Massachusetts corporation and
                                                  Imsco Technologies, Inc., a
                                                  Delaware corporation.

      3.1                                         Articles of Incorporation of
                                                  the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IMSCO Technologies, INC.
                                                  ------------------------
                                                  (Registrant)

Date: July 16, 1996                               /s/ Sol L. Berg
      -------------                               ---------------
                                                  Sol L. Berg
                                                  President

                          CERTIFICATE OF INCORPORATION

                                       OF

                            IMSCO TECHNOLOGIES, INC.

      Pursuant to the provisions of the Delaware General Corporation Law, the undersigned, being the sole incorporator of the Corporation, hereby certifies and sets forth as follows:

      FIRST:   The name of the corporation is IMSCO Technologies, Inc. (the
      -----
"Corporation").

      SECOND:  The address, including the street, number, city and county., of
      -------
the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the city of Wilmington, in the County of New Castle; and the name of the registered agent of the corporation in the State of Delaware at such address is The Corporation Trust company.

      THIRD:   The purpose of the Corporation is to engage in any lawful act or
      ------
activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH:  The aggregate number of shares of capital stock which the
      -------
Corporation shal have authority to issue is SIXTEEN MILLION (16,000,000), of which FIFTEEN MILLION (15,000,000) shall be shares of common stock, $.0001 par falue pe4 share, and ONE MILLION (1,000,000) shares of Preferred Stock, $.0001 par value per share.

      FIFTH:   The Corporation is to have perpetual existence.
      ------

      SIXTH:   The Corporation rewserves the right to amend, alter, change or
      ------
repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      SEVENTH: No director of the Corporation shall be liaable to the
      --------
Corporation or its stockholders for monetary damages for greach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholder, (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Seciton 174 if the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

      EIGHTH:  Every director and officer of the corporation shall be
      -------
indemnified by the Corporation against any and all judgments, fines, amounts paid in settling or otherwise disposing of actions or threatened actions, and expenses in connection therewith, incurred by reason of fact that he was a director or officer of the corporation or any other corporation of



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any kind, domestic or foreign, which he served in any capacity at the request of the corporation, to the full extent that such indemnification may be lawful under the Delaware General Corporation law. Expenses so incurred by any such person in defending a civil or criminal action or proceeding shall likewise at his request be paid by the Corporationin advance of the final disposition of such action or proceeding to the full extent that such advancement of expenses may be lawful under said laws.

      The Undersigned, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly has hereunto set my hands this 16th day of May, 1996.



                                  /s/ Rachele A. David
                                  -----------------------------------------
                                  Rachele A. David
                                  c/o Campbell & Fleming, P.C.
                                  250 Park Avenue
                                  New York, New York 10177

                        CERTIFICATEOF AGREEMENT OF MERGER
                        ---------------------------------


               THIS AGREEMENT OF MERGER (the "Merger Agreement") is made and entered into this 9th day of July, 1996 by and among IMSCO TECHNOLOGIES, INC., a Delaware corporation ("Technologies") and IMSCO, INC., a Massachusetts corporation ("Imsco"), with reference to the following facts:

               A. Technologies is a corporation incorporated, existing, and in good standing under the laws of the State of Delaware. Technologies' authorized capital consists of 15,000,000 shares of Common Stock, $0.001 par value, of which 3e,000,000 shares will be issued and outstanding immediately prior to the filing hereof (the "Technologies common"), and 1,000,000 shares of Preferred Stock, $0.01 par value, none of which are issued and outstanding. All of such shares are collectively referred to herein as the "Technologies Shares."

               B. Imsco is a corporation incorporated, existing, and in good standing under the laws of the Commonwealth of Massachusetts. Imsco's authorized capital consists of 3,000,000 shares of common Stock, $.001 par value, of which 3,000,000 are issued and outstanding (the "Imsco Common").

               C. Technologies and Imsco (the "Constituent Corporations") deem it desirable and in their mutual best interests to merge into a single corporation (the "Merger") and to have Technologies as the surviving corporation (the "Surviving Corporation").

               E. The Boards of Diretors of Technologies anad Imsco, and the stockholders of Technologies and Imsco, have adopted resolutions approving the Merger Agreement.

               NOW, THEREFORE, on the basis of the foregoing factors are in consideration of the mutual covenants and agreements set foreth herein, the parties hereto agree as folows:

               1.   Merger..  At the Effective Date of the Merger (as
                    -------
hereinafter defined), Imsco shall be merged with and into Technologies under the laws of the State of Delaware, whereupon the separate existence of Imsco shall cease and Technolgies, as the Surviving Corporation, shall succeed without other transfer, to all the rights and properties of Imsco and shall be subject to all the debts and liabilities of the Imsco in the same manner as if Technologies had incurred them.

               2.   Filing and Effective Date.  The Surviving Corporation shall
                    --------------------------
file a copy of this Merger Agreement with the Delaware Secretary of State (the "Secretary of State") pursuant to Section 252 of the Delaware General Corporation Law. The effective time of the Merger (the "Effective Date") shall be the time at which a copy of the Merger Agreement is












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filed with the Delaware Secretary of State.

               3.   Certificate of Incorporation.  The Certificate of
                    -----------------------------
Incorporation of Technologies at the Effective Date shall be the Certificate of Incorporation of the Surviving Corporation.

               4.   Bylaws.  The Bylaws of Technologies at the Effective Date
                    -------
shall be the Bylaws of the Surviving Corporation.

               5.   Conversion of Shares.  The manner of converting the shares
                    ---------------------
of each of the Constituent Corporations shall be as follows:

                    (a) Upon consummation of the Merger, each outstanding share of Imsco Common shall be automatically converted into one share of Technologies Common.

                    (b) The conversion of Imsco Common as provided by this Agreement shall occur automatically at the Effective Date without action by the holder thereof. Each holder of such shares may tender their original share certificate or certificates to Technologies' corporate secretary, and upon receipt of such certificates, Technologies shall deliver and exchange tehrefor a new Technologies share certificate representing the appropriate number of shares of Technologies Common to which such holder shall be entitled as set forth above.

               6.   Further Assurances.  Each of the parties shall take or
                    -------------------
cause to be taken all actions, and do or cause to be done all things necessary, proper or advisable to effectuate the Merger.

               7.   Intended Tax Effects.  This Agreement is intended as a plan
                    ---------------------
of reorganization within the meaning of Section 368 of the Internal Revenue
Code.

               8.   Counterparts.  The Merger Agreement may be executed in two
                    -------------
or more coutnerparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused the Merger Agreement to be duly executed by their respective Presidents and Secretaries, who have been duly authorized to do so by the required votes of their respective stockholders.


IMSCO TECHNOLOGIES, INC.,                IMSCO, INC.
a Delaware corporation                   a Massachusetts corporation


By /s/ Sol L. Berg                       By /s/ Sol L. Berg
  --------------------------------         -------------------------------
      President                                President




By /s/ Gloria Berg                       By /s/ Gloria Berg
  --------------------------------         --------------------------------
      Secretary                                Secretary